EXHIBIT 99.1

AVX Corporation Announces Preliminary First Quarter Results

GREENVILLE, S.C. – July 31, 2012 -- AVX Corporation (NYSE: AVX) today reported preliminary unaudited results for the first quarter ended June 30, 2012.

Chief Executive Officer and President, John Gilbertson, stated, “During the quarter, we executed well in a challenging market environment, generating a gross profit margin of 19.5%. We are optimistic that the market demand will increase later in the year as a result of an increase in order activity since the prior quarter.”

Net sales were $353.2 million for the quarter ended June 30, 2012.

As discussed in the Company's Annual Report on Form 10-K for the year ended March 31, 2012, on April 18, 2012, the Environmental Protection Agency (EPA) issued an enforcement order to the Company to implement certain remedial work at the New Bedford Harbor Superfund Site in Massachusetts. An alleged legal predecessor company, Aerovox Corporation, produced liquid filled capacitors adjacent to the harbor from the late 1930’s through the early 1970’s. Subsequent owners of the facility are dissolved or in bankruptcy. AVX itself has never produced this type of capacitor, nor does it do so today. The Company has been in mediation with the EPA and other government agencies in order to resolve this matter. The Company recorded an additional pre-tax charge of $266 million, or $0.98 per share on an after-tax basis, related to this matter in the results for the fiscal quarter ended June 30, 2012 in order to increase its current estimate of potential liability to $366 million.

As a result of the environmental charge, the Company had a net loss of $(136.8) million, or $(0.81) per share, for the quarter ended June 30, 2012.  Net income, excluding the environmental charge, was $29.6 million, or $0.17 per share, for the quarter ended June 30, 2012.

Chief Financial Officer, Kurt Cummings, stated, “Despite what continues to be a challenging market environment, we have continued to generate positive operating cash flows while focusing carefully on cost reductions and operating efficiencies. The Company’s financial position remains exceptionally strong with cash, cash equivalents and short and long-term investments in securities of $1.1 billion and no debt at June 30, 2012.  During the quarter, we paid $12.7 million of dividends to stockholders and spent $1.8 million to repurchase shares of AVX stock on the open market which are held as treasury stock.”

AVX, headquartered in Greenville, South Carolina, is a leading manufacturer and supplier of a broad line of passive electronic components and related products.

Please visit our website at www.avx.com.

AVX CORPORATION
Consolidated Condensed Statements of Income
(unaudited)
(in thousands, except per share data)

	Three Months Ended
	June 30,
	2011	2012
Net sales	$436,422	$353,154
Cost of sales	311,763	284,197
Gross profit	124,659	68,957
Selling, general & admin. expense	31,107	29,694
Environmental charge	-	266,250
Profit (loss) from operations	93,552	(226,987)
Other income (expense)	1,658	1,879
Income before income taxes	95,210	(225,108)
Provision for taxes	27,611	(88,324)
Net income (loss)	$67,599	$(136,784)

Basic income (loss) per share	$0.40	$(0.81)
Diluted income (loss) per share	$0.40	$(0.81)

Weighted average common
shares outstanding:
Basic	170,139	169,528
Diluted	170,605	169,528

AVX CORPORATION
GAAP to Non-GAAP Reconciliation
(unaudited)
(in thousands, except per share data)

	Three Months Ended June 30,
	2011	2012
Including special charge (GAAP)
Net Sales	$436,422	$353,154
Net income (loss)	$67,599	$(136,784)

Basic income (loss) per share	$0.40	$(0.81)
Diluted income (loss) per share	$0.40	$(0.81)

Excluding special charge (Non-GAAP)
Special charge (after-tax)
Environmental charge	$-	$166,406
Net income	$67,599	$29,622

Basic income per share	$0.40	$0.17
Diluted income per share	$0.40	$0.17

In order to better understand the Company’s short-term and long-term financial trends, investors may find it helpful to consider results excluding the environmental charge. The resulting non-GAAP financial measure provides additional information to investors regarding the underlying business trends and performance of the Company’s ongoing operations and may be of assistance for period-over-period comparisons of such operations. Management considers the exclusion of such charges as part of its evaluation of the operating performance of the Company. Investors should consider the non-GAAP measure as a supplement to, and not as a substitute for, financial performance measures prepared in accordance with GAAP. In addition, the non-GAAP financial measure may not be similar to non-GAAP information presented by other companies.  Detail of the Company’s non-GAAP measure is provided in the table above.

AVX CORPORATION
Consolidated Condensed Balance Sheets
(unaudited)
(in thousands)

	March 31,	June 30,
	2012	2012
Assets
Cash and cash equivalents	$395,284	$421,829
Short-term investments in securities	418,133	415,138
Accounts receivable, net	208,053	203,155
Inventories	566,117	541,404
Other current assets	139,558	137,205
Total current assets	1,727,145	1,718,731
Long-term investments in securities	238,112	254,304
Property, plant and equipment, net	236,488	229,884
Goodwill and other intangibles	240,928	239,830
Other assets	25,339	115,458

TOTAL ASSETS	$2,468,012	$2,558,207

Liabilities and Stockholders' Equity
Accounts payable	$103,797	$101,969
Income taxes payable and accrued expenses	193,276	210,228
Total current liabilities	297,073	312,197
Other liabilities	50,186	294,197

TOTAL LIABILITIES	347,259	606,394

TOTAL STOCKHOLDERS' EQUITY	2,120,753	1,951,813

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,468,012	$2,558,207

This Press Release contains "forward-looking" information within the meaning of the Private Securities Litigation Reform Act of 1995.  All statements other than statements of historical fact, including statements regarding industry prospects and future results of operations or financial position, made in this Press Release are forward-looking.  The forward-looking information may include, among other information, statements concerning our outlook for fiscal year 2013, overall volume and pricing trends, cost reduction and acquisition strategies and their anticipated results, expectations for research and development, and capital expenditures.  There may also be other statements of expectations, beliefs, future plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts.  Forward-looking statements reflect management's expectations and are inherently uncertain.  The forward-looking information and statements in this Press Release are subject to risks and uncertainties, including those discussed in our Annual Report on Form 10-K for fiscal year ended March 31, 2012, that could cause actual results to differ materially from those expressed in or implied by the information or statements herein.  Forward-looking statements should be read in context with, and with the understanding of, the various other disclosures concerning the Company and its business made elsewhere in this Press Release as well as other public reports filed by the Company with the SEC.  You should not place undue reliance on any forward-looking statements as a prediction of actual results or developments.

Any forward-looking statements by the Company are intended to speak as of the date thereof. We do not intend to update or revise any forward-looking statement contained in this Press Release to reflect new events or circumstances unless and to the extent required by applicable law.  All forward-looking statements contained in this Press Release constitute "forward-looking statements" within the meaning of Section 21E of the United States Securities Exchange Act of 1934 and, to the extent it may be applicable by way of incorporation of statements contained in this Press Release by reference or otherwise, Section 27A of the United States Securities Act of 1933, each of which establishes a safe-harbor from private actions for forward-looking statements as defined in those statutes.

Contact:
AVX Corporation, Greenville
Kurt Cummings
864-967-9303
finance@avxus.com